EXHIBIT 10.18

                    United States Patent Application for
             Apparatus for Disposal of Refuse By Thermal Oxidation

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                                UNITED STATES DEPARTMENT OF COMMERCE
                                Patent and Trademark Office

                                Address: Box ISSUE FEE
                                         COMMISSIONER OF PATENTS AND TRADEMARKS
                                         Washington, D.C. 20231

                                34MI/0626
ROBERT M. DOWNEY                                        NOTICE OF ALLOWANCE
701 BRICKELL AVENUE SUITE 1480                            AND ISSUE FEE DUE
MIAMI FL 33131

Note attached communication from the Examiner
This notice is issued in view of applicant's communication filed ______________

SERIES CODE/SERIAL NO:  FILING DATE     TOTAL CLAIMS    EXAMINER AND GROUP ART UNIT     DATE MAILED
18,364,785              12/27/94        011             TINKER, S              3404     06/26/96


First Named                     MANSUR,                         PIERRE  G.
Applicant

TITLE OF                APPARATUS FOR DISPOSING OF REFUSE BY THERMAL OXIDATION
INVENTION               (AS AMENDED)

ATTY'S DOCKET NO.       CLASS-SUBCLASS  BATCH NO.               APPLN. TYPE     SMALL ENTITY    FEE DUE   DATE DUE
MANSPA494               110-185.000     B57                     UTILITY         YES             $625.00   09/26/96

THE APPLICATION IDENTIFIES ABOVE HAS BEEN EXAMINED AND IS ALLOWED FOR ISSUANCE AS A PATENT. PROSECUTION ON THE MERITS IS CLOSED.

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1980 may require payment of maintenance fees. It is patentee's responsibility to
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